EXHIBIT 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of January 25, 2017, is made by and between Avant Diagnostics, Inc., a Nevada corporation (“Company”), and Gregg Linn (“Linn”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from registration under Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with Linn, and Linn desires to exchange with the Company, the Accrued Compensation (as defined below) for securities of the Company as more fully described in this Agreement.

WHEREAS, as of December 31, 2016, the Company has accrued an aggregate principal amount of $98,000 in past due compensation to Linn as indicated on Schedule A annexed hereto (the “Accrued Compensation”);

WHEREAS, the Company and Linn wish to exchange the Accrued Compensation in consideration for the issuance of shares of the Company’s series B preferred stock, par value $0.0001 per share (the “Preferred Stock”) as set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Linn agree as follows:

1. Terms of the Exchange. The Company and Linn agree that Linn will exchange the Accrued Compensation for 3,000 shares of Preferred Stock (the “New Securities”).

2. Consent. By executing this Agreement, Linn hereby provides its consent to allow the Company to take all necessary action to effectuate the terms of this Agreement, including, but not limited to, approving any actions necessary to cancel the Accrued Compensation.

3. Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. As soon as practicable after closing, the Company shall deliver to Linn a certificate evidencing the New Securities in the name of Linn and in the amounts as set forth in Section 1 above. Upon closing, any and all obligations of the Company to Linn the Accrued Compensation shall be fully satisfied, the Accrued Compensation shall be terminated and Linn will have no remaining rights, powers, privileges, remedies or interests under the Accrued Compensation.

4. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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5. Representations and Warranties of Linn. Linn represents and warrants as of the date hereof and as of the closing to the Company as follows:

a. Enforcement. This Agreement has been (or upon delivery will have been) duly executed by Linn and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Linn enforceable against Linn in accordance with its terms.

b. Tax Advisors. Linn has reviewed with his own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Linn relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Linn understands that he (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Own Account. Linn is acquiring the New Securities as principal for his own account and not with a view to or for distributing or reselling such New Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Securities in violation of the Securities Act or any applicable state securities law, has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities in violation of the Securities Act or any applicable state securities law and is acquiring the New Securities hereunder in the ordinary course of its business.

d. Purchaser Status. Linn acknowledges that he is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

e. Experience of Such Purchaser. Linn, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Securities, and has so evaluated the merits and risks of such investment. Linn is able to bear the economic risk of an investment in the New Securities and, at the present time, is able to afford a complete loss of such investment.

f. Company Materials. Linn hereby acknowledges receipt and careful review of this Agreement, has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended September 30, 2015 (the “Form 10-K”), the Company’s Quarterly Reports on Form 10-Q and the exhibits thereto for the quarterly period ended December 31, 2015 and March 31, 2016 (the “Form 10-Q”) and all subsequent periodic and current reports filed with the SEC as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov, and hereby represents that Linn has been furnished with all information regarding the Company and any additional information that Linn has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company.

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g. Legend. Linn understands that the New Securities have been issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the New Securities shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

h. Restricted Securities. Linn understands that: (i) the New Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Linn shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Linn provides the Company with reasonable assurance that such New Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the New Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the New Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) the Company is not under any obligation to register the New Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Linn:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed.

c. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the New Securities will not (i) (i) result in a violation of the Company’s articles of incorporation, as amended, or other organizational documents of the Company, any capital stock of the Company or bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. Issuance of Securities. The issuance of the New Securities are duly authorized and upon issuance in accordance with the terms of this Agreement shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.

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6. Release by Linn. In consideration of the foregoing, Linn releases and discharges the Company and its respective officers, directors, principals, control persons, attorneys, accountants, past and present employees, insurers, successors, and assigns (collectively, the “Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Release arising under and from the Accrued Compensation. It being understood that this Section shall be limited in all respects to all matters arising under or related to the Accrued Compensation.

7. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of Nevada without regard to the choice of law principles thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

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If to the Company:	Avant Diagnostics, Inc. 8561 East Anderson Drive, Suite 104 Scottsdale, AZ 85225

If to Linn:	Gregg Linn 10994 E. Beck Lane Scottsdale, AZ 85225

f. Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AVANT DIAGNOSTICS, INC.

By:	/s/ Joseph Roth
Name:	Joseph Roth
Title:	Director

/s/ Gregg Linn
Gregg Linn

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Exhibit A

Accrued Compensation

Salary	$80,000
Benefits	$18,000

Total	$98,000

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